Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


                             THE MONTGOMERY FUNDS II

                      Supplement dated April 7, 2000 to the
                       Prospectus dated September 7, 1999

For Investors in the Montgomery Institutional Series: Emerging Markets Focus Portfolio

On April 6, 2000, the Montgomery Institutional Series: Emerging Markets Focus Portfolio changed its name to Montgomery Emerging Markets Focus Fund. At that time, the no-load institutional shares of the Fund were re-designated as Class R shares, with retail minimums ($1,000 for initial investments and $100 for additional investments). Also effective April 6, 2000, Josephine Jimenez is the sole portfolio manager for the Fund. This share class re-designation and portfolio management change had no effect on the objective or strategies of the Fund.